UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2007

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                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                     0-27130                77-0307520
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

     On November 14, 2007, Network Appliance, Inc. issued a press release announcing its earnings for the second quarter of fiscal year 2008. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

     Network Appliance, Inc.'s November 14, 2007 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item 2.02 of this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


November 14, 2007                                   By:      /s/ Steven Gomo
                                                         -----------------------
                                                              Steven J. Gomo
                                                         Chief Financial Officer

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                                Index to Exhibits

Exhibit    Description
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  99.1     Press release of Network Appliance, Inc. issued on November 14, 2007.
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